Exhibit 3.115

Form LP 201
(Rev. Jan. 1999)

Filing Fee $75

SUBMIT IN DUPLICATE!

File # S018144

Assigned by
Secretary of State

Return to: Department of Business Services Limited Partnership Division Room 357, Howlett Building Springfield, IL 62756 Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	The Glen Townhomes Limited Partnership

2.	The address, including county, of the office at which the records required by Section 104 are to be kept is: (P.O.
Box alone and c/o are unacceptable)
	Cook	5999 New Wilke Road, Suite 504, Rolling Meadows, IL 60008.

3.	Federal Employer Identification Number (F.E.I.N.):		applied for.		.

4.	This certificate of limited partnership is effective on: (Check one)
	a) ☒ the filing date, or b) ☐	another date later than but not more than 60 days subsequent
		to the filing date:	.
(month, day, year)

5.	The limited partnership’s registered agent’s name and registered office address is:
	Registered agent:	Eileen	Connelly
		First name	Middle name		Last name
	Registered Office:	5999 New Wilke Road			504
	(P.O. Box alone and	Number	Street		Suite #
	c/o are unacceptable)	Rolling Meadows	Cook	Illinois	60008.
		City	County		ZIP Code

6.	The limited partnership’s purpose(s) is:		(1510) Invest in, acquire, hold, maintain, operate, improve, develop, sell, exchange, lease and otherwise use certain real property in the Village of Glenview, Cook County, Illinois. .
	IRS Business Code Number is:	1510

7.	Dissolution date is: ☐ Perpetual or	9/1/2021
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is
$5,250,000.00

9.	A brief statement of the partners’ membership termination and distribution rights:
Without cause or the occurrence of certain events as described in the
Partnership Agreement, neither partner may unilaterally terminate its membership in the limited partnership.

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS

1. Signature		Number/Street		5999 New Wilke Road, Suite 504

Type or print name and title	Hal H. Barber, Sr. V.P.,	City/town	Rolling Meadows,
Finance, Administration and Treasurer
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc.	State	Illinois	ZIP Code	60008

2. Signature	/s/ Hal H. Barber	Number/Street
Type or print name and title		City/town

Name of General Partner if a corporation or
other entity		State	ZIP Code

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP 1110

(Rev. Jan. 1999)

SUBMIT IN DUPLICATE!

REINSTATEMENT

FEE                             $ 100

PLUS PENALTY

AMOUNT (#6)           + 100

TOTAL                       $ 200

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION

1.	Limited partnership’s name:		THE GLEN TOWNHOMES LIMITED PARTNERSHIP.

2.	File number assigned by the Secretary of State:		S018144.

3.	Federal Employer Identification Number (F.E.I.N.):		30-0043655.

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in Illinois:
.

5.	State of jurisdiction:		Illinois.

6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)

	☐	a)	$100 for each failure to file the renewal report(s) before the due date
	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.
	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)
	☐	d)	$100 for failure to maintain a registered agent in this state as required.
	☒	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Reinstatement required but no additional penalty amount due:

	☐	f)	Other (specify)
		☐	a) Failure to submit Certificate of Good Standing and/or Certificate of Existence.
		☐	b) Failure to renew required assumed name.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $ 100.  (ENTER ABOVE)

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Hal H. Barber

Type or print name and title	Hal H. Barber, Sr. Vice President of Kimball Hill, Inc. - GP

Name of General Partner if a corporation or other entity	KIMBALL HILL, INC., an Illinois corporation

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us

Form LP 1108C (Rev. 06/12/2003) FILING DEADLINE IS PRIOR TO 09/01/2003 $150 FILING FEE Submit Typed Duplicate DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

EILEEN CONNELLY

5999 NEW WILKE ROAD-SUITE 504                        Cook County

ROLLING MEADOWS IL 60008

Limited Partnership Name: THE GLEN TOWNHOMES LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S018144

Federal Employer Identification Number: 300043655

State of Jurisdiction: Illinois	If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE ROAD-SUITE 504                            Cook County

ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ Hal H. Barber
(Signature)
Hal H. Barber, Sr. Vice President
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

000007

Form LP 202
January 2005

Filing Fee: $50

Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A’s
check or money order, payable to
Secretary of State.
Please do not send cash.

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the
Limited Partnership unless as self-
addressed, stamped envelope is
included.

PAID JUL 22 2005 Illinois Secretary of State Department of Business Services Certificate of Amendment to the Certificate of Limited Partnership (Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.      Limited Partnership Name: The Glen Townhomes Limited Partnership

2.      File Number assigned by Secretary of State: S018144

3.      Federal Employer Identification Number (F.E.I.N.): 300043655

4.      The Certificate of Limited Partnership is amended as follows:

(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)

☐     a)    Admission of a new General Partner (give name and business address in item 5)

☐     b)    Withdrawal of a General Partner (give name in item 5)

☒     c)    Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)

☐     d)    Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)

☐     e)    Change in General Partner’s name and/or business address (give new name and address in item 5)

☐     f)     Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)

☐     g)    Change in Limited Partnership’s name (give new name in item 5)

☐     h)    Change in Date of Dissolution (give new date in item 5)

☐     i)     Other (give information in item 5)

☐     j)     Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)

5.         Item # 4 changes (For additional space, continue on next page.):

CT Corporation System
208 South LaSalle Street
Suite 814
Chicago, Illinois 60604-1101
Cook Country

Printed by authority of the State of Illinois. 1 — June 2005 — C LP 9.13

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•          at least one General Partner on record,

•          all new General Partners,

•          all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partnership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.
	Signature		Signature
Hal H. Barber, Senior Vice President
	Name and Title (type or print)		Name and Title (type or print)
Kimball Hill, Inc.
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)
5999 New Wilke Road, Suite 504
	Street Address		Street Address
Rolling Meadows, Illinois 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.

Printed by authority of the State of Illinois. 1 — June 2005 — CLP 9. 13

Form LP 1108C (Rev. 06/12/2003) FILING DEADLINE IS PRIOR TO 09/01/2005 $150 FILING FEE Submit Typed Duplicate	PAID JUL 22 2005

DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY: PLEASE USE
AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

EILEEN CONNELLY
5999 NEW WILKE ROAD-SUITE 504                                 Cook County
ROLLING MEADOWS IL 60008

Limited Partnership Name: THE GLEN TOWNHOMES LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S018144 Federal Employer Identification Number: 300043655
State of Jurisdiction: Illinois	If foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

      5999 NEW WILKE ROAD-SUITE 504                           Cook County

      ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ Hal H. Barber
(Signature)
Hal H. Barber, Senior Vice President
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

DO NOT STAPLE

Form LP 202
January 2005

Filing Fee: $50

Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A’s
check or money order, payable to
Secretary of State.
Please do not send cash.

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the
Limited Partnership unless a self-
addressed, stamped envelope is
included.

PAID AUG 17 2005 Illinois Secretary of State Department of Business Services Certificate of Amendment to the Certificate of Limited Partnership (Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.      Limited Partnership Name: The Glen Townhomes Limited Partnership

2.      File Number assigned by Secretary of State: S018144

3.      Federal Employer Identification Number (F.E.I.N.): 30-0043655

4.      The Certificate of Limited Partnership is amended as follows:

(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)

☒	a)	Admission of a new General Partner (give name and business address in item 5)
☒	b)	Withdrawal of a General Partner (give name in item 5)
☐	c)	Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)
☐	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)

☐	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
☐	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
☐	g)	Change in Limited Partnership’s name (give new name in item 5)
☐	h)	Change in Date of Dissolution (give new date in item 5)
☐	i)	Other (give information in item 5)
☐	j)	Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)

5.      Item #4 changes (For additional space, continue on next page.):

New General Partner:
Kimball Hill Homes Illinois, LLC
5999 New Wilke Road
Rolling Meadows, Illinois 60008

Withdrawing General Partner: Kimball Hill, Inc.

Printed by authority of the State of Illinois. 1 — June 2005 — C LP 9.13

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•          at least one General Partner on record,

•          all new General Partners,

•          all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.	/s/ Hal H. Barber
	Signature		Signature
	Hal H. Barber, Vice President		Hal H. Barber, Senior Vice President
	Name and Title (type or print)		Name and Title (type or print)
	Kimball Hill Homes Illinois, LLC (New General Partner)		Kimball Hill, Inc. (Withdrawing General Partner)
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)
	5999 New Wilke Road Kimball Hill Inc.		5999 New Wilke Road
	Street Address		Street Address
	Rolling Meadows, Illinois 60008		Rolling Meadows, Illinois 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.